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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 9, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                               38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                            48083
(ADDRESS OF PRINCIPAL                                             (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 837-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5.           OTHER EVENTS

         On December 9, 2002, the Company issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Mark J. Clinton as the Company's President of Data Capture Services.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                  99.1     Press release dated December 9, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2002           LASON, INC.
                                   (REGISTRANT)


                                   By: /s/ Ronald D. Risher
                                       -------------------------------------
                                        Ronald D. Risher,  President and CEO


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                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              Press release dated December 9, 2002.